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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ==============

                                    FORM 8-K

                                 ==============

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                               February 12, 2001
                          ____________________________
                Date of report (Date of earliest event reported)

                         ASSISTED LIVING CONCEPTS, INC.
             (exact name of registrant as specified in its charter)


          NEVADA                            1-13498                       93-1148702
 ___________________________        ______________________           ____________________
(State or other jurisdiction        Commission File Number              (I.R.S. Employer
 of incorporation or                                                 Identification Number)
 organization)

          11835 NE Glenn Widing Drive, Bldg E, Portland, OR 97220-9057
       _________________________________________________________________
              (Address of Principal Executive Offices) (Zip Code)

                                 (503) 252-6233
       _________________________________________________________________
              (Registrant's telephone number, including area code)

                                 Not Applicable
       _________________________________________________________________
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.


     On February 12, 2001, Assisted Living Concepts, Inc. (the "Company") announced the resolution of its litigation with the Indiana State Department of Health and the results of its annual meeting of Stockholders held in New York, New York on January 16, 2001.

     A copy of the Company's press release dated February 12, 2001 has been filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b)  None.

(c) The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

             99  Press Release, dated February 12, 2001.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ASSISTED LIVING CONCEPTS, INC.



                                                  By:  /s/ Sandra Campbell
                                                       ---------------------
                                                       Name:  Sandra Campbell
                                                       Title:  Secretary

Date: February 12, 2001
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                                 EXHIBIT INDEX

EXHIBIT NO.    DOCUMENT DESCRIPTION

   99          Press Release, dated February 12, 2001.